SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2019

JUDO CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54953	47-2653358
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6204 Beaver Run
Jamesville, New York 13078
(Address of principal executive offices)

(315) 701-1031
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1) Previous independent registered public accounting firm:

MaloneBailey, LLP:

(i)	On February 18, 2019, we informed MaloneBailey, LLP ("Malone") of their dismissal as our independent registered public accounting firm.

(ii)
Malone's report on our financial statements for the year ended December 31, 2014, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)
Malone reviewed our financial statements for the quarters ended June 30, 2014 and September 30, 2014, audited our financial statements for the years ended December 31, 2014, reviewed our financial statements for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015, audited our financial statements for the years ended December 31, 2015, reviewed our financial statements for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016, audited our financial statements for the years ended December 31, 2016,  reviewed our financial statements for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017, but provided no further services.  During the years ended December 31, 2014, 2015, 2016 and 2017, and the interim periods through February 18, 2019, there have been no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that Malone is aware of or were made known to Malone, which disagreements if not resolved to the satisfaction of Malone would have caused them to make reference thereto in a report on our financial statements.

(v)	We have authorized Malone to respond fully to the inquiries of the successor accountant.

(vi)
Malone reviewed our financial statements for the quarters ended June 30, 2014 and September 30, 2014, audited our financial statements for the years ended December 31, 2014, reviewed our financial statements for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015, audited our financial statements for the years ended December 31, 2015, reviewed our financial statements for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016, audited our financial statements for the years ended December 31, 2016,  reviewed our financial statements for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017, but provided no further services.  During the years ended December 31, 2014, 2015, 2016 and 2017, and the interim periods through February 18, 2019, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K that Malone is aware of or were made known to Malone.

(vii)
We provided a copy of the foregoing disclosures to Malone prior to the date of the filing of this report and requested that Malone furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

Boyle CPA, LLC:

On February 18, 2019, we engaged Boyle CPA, LLC ("Boyle") of Red Bank, New Jersey, as our new independent registered public accounting firm. During the fiscal years ended December 31, 2018 and 2017, and prior to February 18, 2019 (the date of the new engagement), we had not consulted with Boyle regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed.

(ii)
The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Boyle concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)
Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively)

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Auditors to the Securities abd Exchange Comission dated February 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Judo Capital Corp.

Date:	February 18, 2019	By:	CRAIG BURTON
		Name:	Craig Burton
		Title:	Chief Executive Officer

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